WAIVER AND AMENDMENT NUMBER FOUR
TO LOAN AGREEMENT

This WAIVER AND AMENDMENT NUMBER FOUR TO LOAN AGREEMENT (this “Agreement”), dated as of December 27, 2007, among ATLANTIC AVIATION FBO INC., a Delaware corporation (the “Borrower”) and the several banks and other financial institutions signatories hereto (the “Lender Parties”), and acknowledged by DEPFA BANK plc, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The parties hereto are parties to the Loan Agreement dated as of September 27, 2007 by and among the Borrower, the several banks and other financial institutions from time to time parties thereto as lenders (the “Lenders”), issuing bank or hedging banks and the Administrative Agent (as amended, the “Loan Agreement”), pursuant to which the Lenders have agreed to provide certain loans to the Borrower for the purposes and upon the terms and conditions set forth therein.

B. The Borrower contemplates the acquisition (the “Seven Bar Acquisition”), pursuant to that certain Stock Purchase Agreement dated as of December 27, 2007, among the Borrower, as buyer, Seven Bar Enterprises, Inc. (the “Seven Bar Seller”), as seller, the A. Wade Black Trust, and A. Wade Black (the “Seven Bar Purchase Agreement”), of 100% of the Equity Securities of each of Sun Valley Aviation, Inc., an Idaho corporation (“Sun Valley”), SB Aviation Group, Inc. a New Mexico corporation (“SB Aviation”) and Seven Bar Aviation, Inc., a New Mexico corporation (“Seven Bar”, and jointly with Sun Valley and SB Aviation, the “Seven Bar Companies”), which Seven Bar Companies own and operate Fixed Based Operations businesses at Friedman Memorial Airport in Hailey, Idaho; Four Corners Regional Airport in Farmington, New Mexico; and Albuquerque International Airport in Albuquerque, New Mexico, respectively (collectively, the “Airports”).

C. The Borrower has requested that the Required Lenders (a) approve an amendment to Section 7.1 of the Loan Agreement to permit certain indebtedness related to the Seven Bar Acquisition, (b) waive the provisions of Sections 7.4 and 7.5 of the Loan Agreement to permit the Seven Bar Acquisition, and (c) approve certain supplements to the Schedules to the Loan Agreement.

D.  The Lender Parties are willing to provide the requested approvals and waivers, all subject to and upon the terms as set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions and Rules of Interpretation. All capitalized terms used but not defined in this Agreement shall have the respective meanings specified in the Loan Agreement. The rules of interpretation set forth in Appendix A to the Loan Agreement shall apply to this Agreement, mutatis mutandis, as if set forth herein.

Section 2. Amendment to Loan Agreement. Effective as of the Amendment Effective Date (as defined in Section 7), the Loan Agreement shall be amended as follows:

(a) Section 7.1 (Indebtedness and Guarantee Obligations).

(i) The following new clause shall be inserted as new clause (h) immediately following the currently existing clause (g) of Section 7.1 of the Loan Agreement:

“(h) Indebtedness of (i) the Borrower incurred under that certain Stock Purchase Agreement dated as of December 27, 2007, among the Borrower, as buyer, Seven Bar Enterprises, Inc., as seller, the A. Wade Black Trust, and A. Wade Black (the “Seven Bar SPA”) related to the acquisition by the Borrower of all of the Equity Securities of Sun Valley Aviation, Inc., SB Aviation Group, and Seven Bar Aviation, Inc. (the “Seven Bar Companies”), and (ii) any of the Seven Bar Companies of up to $500,000.00 in the aggregate, owed to their respective fuel suppliers and evidenced by the promissory notes listed on Schedule 5.28, as amended, provided that the principal amount of all of the Indebtedness permitted pursuant to this clause (h) other than the obligation of the Borrower to pay the ‘Preliminary Purchase Price’ (as such term is defined in the Seven Bar SPA) shall be included in the calculation of the cap set forth in the proviso to clause (f) of this Section 7.1.”

(ii)  Currently existing clause (h) of Section 7.1 of the Loan Agreement shall be renumbered as clause (i).

(b) Appendix A (Definitions and Rules of Interpretation).

(i) The definition of “Loan Documents” shall be amended by inserting the words “the Seven Bar Investor Contribution Agreement, ” immediately after the words “the Investor Contribution Agreement, “ in the third line thereof.

(ii) The following definition shall be inserted immediately following the definition of “Security Documents”:

“Seven Bar Investor Contribution Agreement” means the letter agreement by the Investor and acknowledged by the Borrower and the Administrative Agent dated as of December 27, 2007.”

Section 3. Waiver Relating to Seven Bar Purchase Agreement and Seven Bar Acquisition.

(a) Seven Bar Purchase Agreement. Effective as of the Amendment Effective Date, the Lender Parties hereby waive any non-compliance with Sections 7.4 or 7.5 of the Loan Agreement resulting from the Borrower’s execution of the Seven Bar Purchase Agreement.

(b) Seven Bar Acquisition. Effective as of the Acquisition Effective Date (as defined in Section 8) the Lender Parties hereby waive any non-compliance with Sections 7.4 or 7.5 of the Loan Agreement resulting from the consummation by the Borrower of the Seven Bar Acquisition.

Section 4. Approval of Amendments to Schedules. Effective as of the Acquisition Effective Date, the Lender Parties hereby approve the supplements to the Schedules to the Loan Agreement set forth in Attachment 1 hereto.

Section 5. Developments Prior to Closing of Seven Bar Acquisition.

(a) Notice of Developments.

From the date of this Agreement through the closing or earlier termination of the Seven Bar Purchase Agreement, the Borrower shall promptly notify the Administrative Agent in writing of any notice (a “Seller Breach Notice”) it may receive from the Seven Bar Seller of any development causing a breach of any of the representations and warranties in Sections 3 or 4 of the Seven Bar Purchase Agreement (attaching a copy of such Seller Breach Notice). Upon receipt of any such notice, the Administrative Agent, acting at the direction of the Required Lenders, may terminate this Agreement by written notice to the Borrower if, in the reasonable opinion of the Required Lenders, such development has had, or is reasonably expected to have, individually or in the aggregate, a ‘Material Adverse Effect’ (as such term is defined in the Seven Bar Purchase Agreement). The termination of this Agreement will result in the waiver set forth in Section 3(a) hereof and the approval set forth in Section 4 hereof being null and void.

(b) Revisions to Schedules.

If the Required Lenders fail to exercise the termination right pursuant to the foregoing paragraph (a) within six (6) Business Days after receiving written notice from the Borrower, the Required Lenders shall be deemed to have accepted that (i) such Seller Breach Notice shall be deemed to have amended the disclosure schedules to the Seven Bar Purchase Agreement and to have qualified the representations and warranties contained in the Seven Bar Stock Purchase Agreement for purposes of determining the accuracy of representations and warranties at the closing of the Seven Bar Acquisition, and (ii) the Borrower shall have the right to amend the supplements to the Schedules to the Loan Agreement set forth in Attachment 1 hereto as necessary to reflect the developments described in such Seller Breach Notice.

Section 6. No Further Waiver or Amendment. Except to the extent that provisions of the Loan Agreement or its Schedules are amended, waived or supplemented as expressly set forth in Sections 2, 3 and 4 hereof, the execution and delivery hereof shall not (a) operate as a modification or waiver of any right, power or remedy of the Financing Parties or the Collateral Agent under any of the Loan Documents, (b) cause a novation with respect to any of the Loan Documents, or (c) extinguish or terminate any obligations of the Borrower under the Loan Documents.

Section 7. Amendment Effective Date. Except for the waiver set forth in Section 3(b) above, this Agreement shall become effective on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received all of the following:

(a) Duly executed counterparts of this Agreement (which may be by telecopy) from each of the Borrower and the Required Lenders and an acknowledgement thereof duly executed by the Administrative Agent; and

(b) The Seven Bar Investor Contribution Agreement in the form of Exhibit A hereto, duly executed by the Investor and acknowledged by each of the Borrower and the Administrative Agent.

Section 8. Acquisition Effective Date. The waiver set forth in Section 3(b) above shall become effective on the first date (the “Acquisition Effective Date”) on which the Administrative Agent shall have received all of the following:

(a) All certificates, legal opinions, amendments to Security Documents, agreements and other documents required to be delivered or filed pursuant to Section 6.11 of the Loan Agreement, in each case reasonably acceptable in form and substance to the Administrative Agent;

(b) Evidence reasonably satisfactory to the Administrative Agent that (i) the ‘Preliminary Purchase Price’ (as such term is defined in the Seven Bar Purchase Agreement) has been paid in accordance with the Seven Bar Purchase Agreement; (ii) all existing Indebtedness of the Seven Bar Companies has been paid off, except for any Indebtedness which, after giving effect to this Agreement, will constitute Permitted Indebtedness; (iii) consents or estoppel letters have been obtained from Friedman Memorial Airport in Hailey, Idaho and Albuquerque International Airport in Albuquerque, New Mexico as required pursuant to the Seven Bar Purchase Agreement; (iv) the Seven Bar Companies and their operations are covered by insurance in compliance with the Loan Agreement; and (iv) Seven Bar Flying Service, Inc. is no longer an Affiliate of any of the Seven Bar Companies;

(c) Evidence reasonably satisfactory to the Administrative Agent that all other conditions precedent to the “Closing” (as such term is defined in the Seven Bar Purchase Agreement) set forth in Article 7 of the Seven Bar Purchase Agreement shall have been satisfied as of such date, provided that the Borrower may waive any condition precedent in the Seven Bar Purchase Agreement relating to the consents and estoppels to be obtained with respect to Four Corners Regional Airport in Farmington, New Mexico.

Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 10. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11. Headings. The headings in this Agreement have been included herein for convenience of reference only, are not part of this Agreement, and shall not be taken into consideration in interpreting this Agreement.

Section 12. Entire Agreement. This Agreement comprises the complete and integrated agreement of the parties hereto on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter.

Section 13. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be maintained by the Borrower and the Administrative Agent.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATLANTIC AVIATION FBO INC.

By:	/s/ Louis T. Pepper

Name: Louis T. Pepper
Title: CEO

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

Acknowledged by:

DEPFA BANK plc, as Administrative Agent

By:	/s/ Maria Kang

Name: Maria Kang
Title: Director

By:	/s/ Connor Kelly

Name: Connor Kelly
Title: Managing Director

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

DEPFA BANK plc, as Term Loan Lender

By:	/s/ Maria Kang

Name: Maria Kang
Title: Director

By:	/s/ Connor Kelly

Name: Connor Kelly
Title: Managing Director

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as Term Loan Lender

By:	/s/ Andrew Gannon

Name: Andrew Gannon
Title: Associate

By:	/s/ Conor Larkin

Name: Conor Larkin
Title: Manager

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

DEKA BANK DEUTSCHE GIROZENTRALE, as Term Loan Lender

By:	/s/ Jurgen Schoneberg

Name: Jurgen Schoneberg
Title: Vice President

By:	/s/ Peter Bahn

Name: Peter Bahn
Title: Executive Director

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

WESTLB AG, NEW YORK BRANCH as Term Loan Lender

By:

Name:
Title:

By:

Name:
Title:

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

DEPFA BANK plc, as Capex Loan Lender

By:	/s/ Maria Kang

Name: Maria Kang
Title: Director

By:	/s/ Connor Kelly

Name: Connor Kelly
Title: Managing Director

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as Capex Loan Lender

By:	/s/ Andrew Gannon

Name: Andrew Gannon
Title: Associate

By:	/s/ Conor Larkin

Name: Conor Larkin
Title: Manager

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

DEKA BANK DEUTSCHE GIROZENTRALE, as Capex Loan Lender

By:	/s/ Jurgen Schoneberg

Name: Jurgen Schoneberg
Title: Vice President

By:	/s/ Peter Bahn

Name: Peter Bahn
Title: Executive Director

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

DEPFA BANK plc, as Revolving Loan Lender and Issuing Bank

By:	/s/ Maria Kang

Name: Maria Kang
Title: Director

By:	/s/ Connor Kelly

Name: Connor Kelly
Title: Managing Director

AMENDMENT NO. 4 TO ATLANTIC AVIATION LOAN AGREEMENT

EXHIBIT A

FORM OF INVESTOR CONTRIBUTION AGREEMENT

(See attached)

Exh. A - 1

MACQUARIE FBO HOLDINGS LLC

December __, 2007

DEPFA BANK plc,
as Administrative Agent
1 Commons Street
Dublin 1
Ireland
Attention: Brian Price

Atlantic Aviation FBO Inc.
6504 International Parkway, Suite 2400
Plano, Texas 75093
Attention: Calvin Miller

Dear Sir or Madam,

RE: Investor Contribution Agreement

We refer to (i) the Loan Agreement dated as of September 27, 2007 by and among Atlantic Aviation FBO Inc. (the “Borrower”), the several banks and other financial institutions from time to time parties thereto as lenders (the “Lenders”), issuing bank or hedging banks, and DEPFA BANK plc as administrative agent (in that capacity, the “Administrative Agent”) (as amended, the “Loan Agreement”), (ii) the Stock Purchase Agreement dated as of December __, 2007 among Seven Bar Enterprises, Inc. (the “Seven Bar Seller”), as seller, the Borrower, as buyer, the A. Wade Black Trust, and A. Wade Black (the “SPA”), and (iii) Waiver and Amendment Number Four to Loan Agreement, dated as of the date hereof, by and among the Borrower, the Lenders party thereto and the Administrative Agent (“Amendment No. 4”). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in Appendix A to the Loan Agreement, and the rules of interpretation set forth in Appendix A to the Loan Agreement shall apply to this letter agreement. We hereby acknowledge that it is a condition precedent to the effectiveness of Amendment No. 4 that the Investor, the Borrower and the Administrative Agent shall have executed and delivered this letter agreement.

1. Equity Contribution. The Investor hereby covenants to the Borrower and the Administrative Agent as follows:

(a) The Investor shall cause the ‘Preliminary Purchase Price’ (as such term is defined in the SPA) to be paid in full accordance with the SPA solely from funds contributed by the Investor to the Borrower.

(b) Promptly, but in any event within five (5) Business Days, after receiving notice from the Borrower or the Administrative Agent that the Borrower is required to make any other payments to the Seven Bar Seller pursuant to the SPA, including pursuant to Sections 2(h) (Post-Closing Adjustment to Preliminary Purchase Price), 8(c) (Indemnification Provisions for Seller’s Benefit), or 8(g) (Environmental Remedies) thereof, or pursuant to the Tax Matters Agreement (as such term is defined in the SPA), the Investor shall make additional equity contributions to the Borrower in an amount equal to any such required payments.

(c) The Investor shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent or the Borrower, including the fees, charges and disbursements of any counsel for the Administrative Agent or the Borrower, in connection with the enforcement, attempted enforcement or protection of their respective rights in connection with this letter agreement or any other Loan Document.

2. Enforcement. The Investor acknowledges and agrees that this letter agreement is entered into for the benefit of the Borrower and the Administrative Agent, acting on behalf of the Financing Parties, and that the Administrative Agent, on behalf of the Financing Parties, shall have the right (but not the obligation) to proceed directly against the Investor to enforce any obligations of the Investor hereunder.

3. Limitation of Liability. The obligations of the Investor under this letter agreement are limited as set forth herein and shall in no way create any recourse, liability or obligation (contingent or otherwise) to or on the part of Investor or any of its Affiliates beyond the liabilities expressly set out in this letter agreement. No further liability and no promise of any additional commitments are to be inferred or implied.

4. Representations and Warranties. The Investor warrants and represents to the Borrower and the Administrative Agent as follows:

(a) The Investor is a duly organized, validly existing limited liability company organized and in good standing under the laws of the State of Delaware, and has all requisite power and authority to conduct its business and to own its property as now conducted or owned;

(b) The execution, delivery and performance by the Investor of this letter agreement, and the performance of its obligations hereunder, are within the Investor’s limited liability company powers, have been duly authorized by all necessary action, and do not (i) contravene the Investor’s organizational documents, (ii) violate any Governmental Rule, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Investor or any of its property or assets; and

(c) This letter agreement has been duly executed and delivered by a duly authorized representative of the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.

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5. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, with a copy to each party hereto, as follows:

(a)	if to the Borrower:

Atlantic Aviation FBO Inc.
6504 International Parkway, Suite 2400
Plano, TX 75093
Attention: Calvin Miller
Telephone: (972) 447-4205
Facsimile: (972) 447-4211

with a copy to:

Macquarie Infrastructure Company Inc.
125 West 55th Street
New York, New York 10019
Attention: Frank Joyce
Telephone: (212) 231-1814
Facsimile: (212) 231-1828

and

Pillsbury Winthrop Shaw Pittman LLP
1650 Tysons Boulevard
McLean, Virginia 22102
Attention: Craig E. Chason, Esq.
Telephone: (703) 770-7947
Facsimile: (703) 770-7901

(b)	if to the Administrative Agent:

DEPFA BANK plc
1 Commons Street
Dublin 1
Ireland
Attention: Brian Price
Telephone: +353 1 792 2374
Facsimile: +353 1 792 2164

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(c)	If to the Investor:

Macquarie FBO Holdings LLC
c/o Macquarie Infrastructure Company Inc.
125 West 55th Street
New York, New York 10019
Attention: Frank Joyce
Telephone: (212) 231-1814
Facsimile: (212) 231-1828

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

6. Assignment / Termination. This letter agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, provided that neither the Investor nor the Borrower may assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Investor or the Borrower without such consent shall be null and void). This letter agreement shall remain in full force and effect until all Obligations to be paid or performed under the Loan Documents have been indefeasibly paid and performed in full and the Commitments under the Loan Documents have been terminated.

7. General Provisions. This letter agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this letter agreement by telecopy shall be effective as delivery of a manually executed counterpart of this letter agreement. This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow.]

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Very truly yours,

MACQUARIE FBO HOLDINGS LLC

By:	MACQUARIE INFRASTRUCTURE COMPANY INC.,
its managing member

By:
Name:
Title:

INVESTOR CONTRIBUTION AGREEMENT
(ATLANTIC - SEVEN BAR ACQUISITION)

Acknowledged by:

DEPFA BANK plc
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

INVESTOR CONTRIBUTION AGREEMENT
(ATLANTIC - SEVEN BAR ACQUISITION)

Acknowledged by:

ATLANTIC AVIATION FBO INC.

By:
Name:
Title:

INVESTOR CONTRIBUTION AGREEMENT
(ATLANTIC - SEVEN BAR ACQUISITION)